Exhibit 3.181
FILED
In the Office of the
Secretary of State of Texas
Oct 09 2006
Corporations Section
Form 205
(Revised 01/06)
Return in duplicate to:
Secretary of State
P.O. Box 13697
Austin, Texas 78711-3697
512-463-5555
FAX: 512-463-5709
Filing Fee: $300
Certificate of Formation
Limited Liability Company
Article 1 — Entity Name and Type
The filing entity being formed is a limited liability company. The name of the entity is:
Weatherford Texas Hospital Company, LLC
The name must contain the words “limited liability company,” “limited company,” or an abbreviation of one of these phrases.
Article 2 — Registered Agent and Registered Office
(Select and complete either A or B and complete C).
☑ A. The initial registered agent is an organization (cannot be entity named above) by the name of: National Registered Agents, Inc.
OR
☐ B. The initial registered agent is an agent individual resident of the state whose name is set forth below:

First Name	M.I.	Last Name	Suffix
C. The business address of the registered agent and the registered office is:

1614 Sidney Baker Street	Kerrville	TX	78028
Street Address	City	State	Zip Code
RECEIVED
0CT 09 2006
SECRETARY OF STATE

Article 3 — Governing Authority
(Select and complete either A or B and provide the name and address of each governing person)
☐ A. The limited liability company will have managers. The name and address of each initial manager are set forth below.
☑ B. The limited liability company will not have managers. The Company will be governed by its members, and the name and address of each initial member are set forth below.
NAME OF GOVERNING PERSON (Enter the name of either an individual, or an organization but not both).
IF INDIVIDUAL

First Name	M.I.	Last Name	Suffix
OR
IF ORGANIZATION
Weatherford Hospital Corporation
Organization Name
ADDRESS OF GOVERNING PERSON

7100 Commerce Way, Suite 100	Brentwood	TN	USA	37027
Street or Mailing Address	City	State	Country	Zip Code

NAME OF GOVERNING PERSON (Enter the name of either an individual, or an organization but not both).
IF INDIVIDUAL

First Name	M.I.	Last Name	Suffix
OR
IF ORGANIZATION
Weatherford Hospital Corporation
Organization Name
ADDRESS OF GOVERNING PERSON

Street or Mailing Address	City	State	Country	Zip Code
NAME OF GOVERNING PERSON (Enter the name of either an individual, or an organization but not both).
IF INDIVIDUAL

First Name	M.I.	Last Name	Suffix
OR
IF ORGANIZATION
Weatherford Hospital Corporation
Organization Name
ADDRESS OF GOVERNING PERSON

Street or Mailing Address	City	State	Country	Zip Code
ARTICLE 4 — Purpose
The purpose for which the company is formed is for the transaction of any and all lawful purposes for which a limited liability company may be organized under the Texas Business Organizations Code.
Supplemental Provisions/Information

Text Area: The attached addendum, if any, is incorporated herein by reference.
N/A
Organizer
The name and address of the organizer:
Robin J. Keck
Name

7100 Commerce Way, Suite 100	Brentwood	TN	USA	37027
Street or Mailing Address	City	State	Country	Zip Code
Effectiveness of Filing (Select either A, B, or C)
A. ☑ This document becomes effective when the document is filed by the secretary of state.
B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is
C. ☐ This document takes effect upon the occurrence of the future event or fact, other than the passage of time. The 90th day after the date of signing is:
The following event or fact will cause the document to take effect in the manner described below:
Execution
The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.
Date: October 6, 2006
/s/s Robin J. Keck
Signature of organizer

This space reserved for office use.
Assumed Name Certificate
Form 503 (Revised 01/06)
Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: $25
FILED
In the Office of the
Secretary of State of Texas
OCT 30 2006
Corporations Section
The assumed name under which the business or professional service is, or is to be, conducted or rendered is: Weatherford Regional Medical Center
Entity Information
The name of the entity filing the assumed name is: Weatherford Texas Hospital Company, LLC
State the name of the entity as currently shown in the records of the secretary of state or on its certificate of formation, if not filed with the secretary of state.
The filing entity is a: (Select the appropriate entity type below.)

☐	For-profit Corporation	☐	Professional Corporation

☐	Nonprofit Corporation	☐	Professional Limited Liability Company

☐	Cooperative Association	☐	Professional Association

☑	Limited Liability Company	☐	Limited Partnership

☐	Other Specify type of entity if there is no check box applicable.
The file number, if any, issued to the filing entity by the secretary of state is:
The state, country, or other jurisdiction of formation is: Texas
The registered or similar office of the entity in the jurisdiction of formation is: National Registered Agents, Inc.
1614 Sidney Baker Street
Kerrville, Texas 78028

The entity is required to maintain a registered office and agent in Texas. The address of its registered office in Texas and the name of the registered agent at such address is:
National Registered Agents, Inc.
1614 Sidney Baker Street, Kerrville TX 78028
The address of the principal office of the entity (if not the same as the registered office) is: 7100 Commerce Way, Suite 100, Brentwood, TN 37027
☐ The entity is not required to maintain a registered office and agent in Texas. Its office address in Texas is:
☐ The entity is not incorporated, organized or associated under the laws of Texas. The address of the principal place of business in this state is:
The office address of the entity is:
Period of Duration
☑ The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.
OR
☐ The period during which the assumed name will be used is years from the date of filing with the secretary of state (not to exceed 10 years).
OR
☐ The assumed name will be used until mm/dd/yyyy (not to exceed 10 years)
County or Counties in which Assumed Name Used
The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:
☐ All counties
☐ All counties with the exception of the following counties:
☑ Only the following counties: Parker
Execution
The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.

Date: October 12, 2006
By: Weatherford Hospital Corporation
/s/ Robin Kean — Asst. Secretary
Signature and title of authorized person(s) (see instructions)

This space reserved for office use.
Assumed Name Certificate
Form 503 (Revised 01/06)
Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: $25
FILED
In the Office of the
Secretary of State of Texas
OCT 30 2006
Corporations Section
Assumed Name
The assumed name under which the business or professional service is, or is to be, conducted or rendered is: Weatherford Regional Medical Center Home Health
Entity Information
The name of the entity filing the assumed name is: Weatherford Texas Hospital Company, LLC
State the name of the entity as currently shown in the records of the secretary of state or on its certificate of formation, if not filed with the secretary of state
The filing entity is a: (Select the appropriate entity type below.)

☐	For-profit Corporation	☐	Professional Corporation

☐	Nonprofit Corporation	☐	Professional Limited Liability Company

☐	Cooperative Association	☐	Professional Association

☑	Limited Liability Company	☐	Limited Partnership

☐	Other
Specify type of entity if there is no check box applicable.
The file number, if any, issued to the filing entity by the secretary of state is:
The state, country, or other jurisdiction of formation is: Texas

The registered or similar office of the entity in the jurisdiction of formation is: National Registered Agents, Inc.
1614 Sidney Baker Street
Kerrville, Texas 78028
☑ The entity is required to maintain a registered office and agent in Texas. The address of its registered office in Texas and the name of the registered agent at such address is:
National Registered Agents, Inc.
1614 Sidney Baker Street, Kerrville TX 78028
The address of the principal office of the entity (if not the same as the registered office) is: 7100 Commerce Way, Suite 100, Brentwood, TN 37027
☐ The entity is not required to maintain a registered office and agent in Texas. Its office address in Texas is:
☐ The entity is not incorporated, organized or associated under the laws of Texas. The address of the principal place of business in this state is:
The office address of the entity is:
Period of Duration
☑ The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.
OR
☐ The period during which the assumed name will be used is years from the date of filing with the secretary of state (not to exceed 10 years).
OR
☐ The assumed name will be used until mm/dd/yyyy (not to exceed 10 years).
County or Counties in which Assumed Name Used
The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:
☐ All counties
☐ All counties with the exception of the following counties:
☑ Only the following counties: Parker

Execution
The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.
Date: October 12, 2006
By: Weatherford Hospital Corporation — Sole Member
/s/ Robin J. Keck — Asst. Secretary
Signature and title of authorized person(s) (see instructions)